     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 30, 2001

                                                       REGISTRATION NO. 33-59504

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                             FOREST OIL CORPORATION
             (Exact name of registrant as specified in its charter)

              NEW YORK                                   25-0484900
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)

                                  1600 Broadway
                                   Suite 2200
                             Denver, Colorado 80202
                                 (303) 812-1400

               (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                RETIREMENT SAVINGS PLAN OF FOREST OIL CORPORATION
                            (full title of the plan)

                              Newton W. Wilson, III
                       Senior Vice President-Legal Affairs
                             and Corporate Secretary
                                  1600 Broadway
                                   Suite 2200
                             Denver, Colorado 80202
                                 (303) 812-1400
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                    COPY TO:

                                  Alan P. Baden
                             Vinson & Elkins L.L.P.
                          666 Fifth Avenue, 26th Floor
                            New York, New York 10103
                                 (917) 206-8000
                              (917) 206-8100 (fax)



     Pursuant to Rule 429 under the Securities Act of 1933, the prospectus relating to this Registration Statement also relates to Registration Statement Nos. 2-74151, 2-76946 and 33-2748.

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 is being filed solely for the purpose of amending the exhibit list and adding new exhibits 4.12, 4.13 and 24.1.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8. EXHIBITS.

     The following documents are filed as exhibits to this Registration Statement, including those exhibits incorporated herein by reference to a prior filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 as indicated below:

EXHIBIT NO.                             EXHIBIT
-----------    -----------------------------------------------------------------
   4.1         Restated Certificate of Incorporation of Forest Oil Corporation,
               dated October 14, 1993, incorporated herein by reference to
               Exhibit 3(i) to Form 10-Q for Forest Oil Corporation for the
               quarter ended September 30, 1993 (File No. 0-4597).

   4.2         Certificate of Amendment of the Restated Certificate of
               Incorporation, dated as of July 20, 1995, incorporated herein by reference to Exhibit 3(i)(a) to Form 10-Q for Forest Oil
               Corporation for the quarter ended June 30, 1995 (File No.
               0-4597).

   4.3 Certificate of Amendment of the Certificate of Incorporation, dated as of July 26, 1995, incorporated herein by reference to
               Exhibit 3(i)(b) to Form 10-Q for Forest Oil Corporation for the quarter ended June 30, 1995 (File No. 0-4597).

   4.4 Certificate of Amendment of the Certificate of Incorporation dated as of January 5, 1996, incorporated herein by reference to
               Exhibit 3(i)(c) to Forest Oil Corporation's Registration
               Statement on Form S-2 (File No. 33-64949).

   4.5 Certificate of Amendment of the Certificate of Incorporation dated as of December 7, 2000, incorporated herein by reference to
               Exhibit 3(i)(d) to Form 10-K for Forest Oil Corporation for the year ended December 31, 2000 (File No. 001-13515).

   4.6         Restated Bylaws of Forest Oil Corporation dated as of February
               14, 2001, incorporated herein by reference to Exhibit 3(ii) to Form 10-K for Forest Oil Corporation for the year ended December
               31, 2000 (File No. 001-13515).

   4.7         Rights Agreement between Forest Oil Corporation and Mellon
               Securities Trust Company, as Rights Agent dated as of October 14,
               1993, incorporated herein by reference to Exhibit 4.3 to Form
               10-Q for Forest Oil Corporation for the quarter ended September
               30, 1993 (File No. 0-4597).

   4.8 Amendment No. 1, dated as of July 27, 1995, to Rights Agreement dated as of October 14, 1993 between Forest Oil Corporation and
               Mellon Securities Trust Company, incorporated herein by reference to Exhibit 99.5 of Form 8-K for Forest Oil Corporation dated
               October 11, 1995 (File No. 0-4597).

   4.9 Amendment No. 2, dated as of June 25, 1998, to Rights Agreement, dated as of October 14, 1993, between Forest Oil Corporation and
               Mellon Securities Trust Company, incorporated herein by reference to Exhibit 99.1 to Form 8-K for Forest Oil Corporation, dated
               June 25, 1998 (File No. 001-13515).

   4.10        Amendment No. 3, dated as of September 1, 1998, to Rights
               Agreement, dated as of October 14, 1993, between Forest Oil
               Corporation and Mellon Securities Trust Company, incorporated herein by reference to Exhibit 4.13 to Forest Oil Corporation
               Registration Statement on Form S-4, dated November 6, 2000 (File
               No. 333-49376).

   4.11 Amendment No. 4, dated as of July 10, 2000, to Rights Agreement, dated as of October 14, 1993, between Forest Oil Corporation and
               Mellon Securities Trust Company, incorporated herein by reference to Exhibit 4.14 to Forest Oil Corporation Registration Statement on Form S-4, dated November 6, 2000 (File No. 333-49376).

EXHIBIT NO.                             EXHIBIT
-----------    -----------------------------------------------------------------
   4.12*       Retirement Savings Plan of Forest Oil Corporation, amended and restated as of August 1, 2001.

   4.13* The Schwabplan(R) Directed Employee Benefit Trust Agreement dated as of July 23, 2001 between Forest Oil Corporation and The
               Charles Schwab Trust Company, as Trustee.

   5.1** Opinion of Vinson & Elkins L.L.P., relating to the legality of the Common Stock, par value $.10 per share, of Forest Oil
               Corporation registered pursuant hereto.

               The undersigned registrant hereby undertakes to submit the Retirement Savings Plan of Forest Oil Corporation and any amendment thereto to the Internal Revenue Service in a timely manner and will make all changes required by the IRS in order to qualify the Plan.

   23.1**      Consent of KPMG LLP

   23.2**      Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)

   24.1* Powers of Attorney (included on the original signature pages hereof)


-------------------
*   Filed herewith.
** Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on August 30, 2001.


                                        FOREST OIL CORPORATION

                                        By: /s/ ROBERT S. BOSWELL
                                            -------------------------------
                                            Robert S. Boswell
                                            Chairman and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Newton W. Wilson, III and Joan C. Sonnen and each of them, any one of whom may act without the joinder of the others, as his or her true and lawful attorney-in-fact to sign on his or her behalf and in the capacity stated below and to file any and all amendments and post-effective amendments to this registration statement, with all exhibits thereto, with the Securities and Exchange Commission, which amendment or amendments may make such changes and additions in this registration statement as such attorney-in-fact may deem necessary or appropriate.

     Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed below by the following persons in the capacities and on the date indicated.


       SIGNATURE                         TITLE                         DATE
-------------------------     -------------------------------    ---------------


/s/ Robert S. Boswell         Chairman and Chief Executive       August 30, 2001
-------------------------     Officer
    Robert S. Boswell         (Principal Executive Officer)


/s/ David H. Keyte            Executive Vice President and       August 30, 2001
-------------------------     Chief Financial Officer
    David H. Keyte            (Principal Financial Officer)


/s/ Joan C. Sonnen            Vice President - Controller,       August 30, 2001
-------------------------     Chief Accounting Officer and
    Joan C. Sonnen            Assistant Secretary
                              (Principal Accounting Officer)


/s/ Philip F. Anschutz        Director                           August 30, 2001
-------------------------
    Philip F. Anschutz


/s/ William L. Britton        Director                           August 30, 2001
-------------------------
    William L. Britton


/s/ Cortlandt S. Dietler      Director                           August 30, 2001
-------------------------
    Cortlandt S. Dietler


                              Director
-------------------------
    Dod A. Fraser


/s/ Cannon Y. Harvey          Director                           August 30, 2001
-------------------------
    Cannon Y. Harvey


/s/ Forrest E. Hoglund        Director                           August 30, 2001
-------------------------
    Forrest E. Hoglund


/s/ Stephen A. Kaplan         Director                           August 30, 2001
-------------------------
    Stephen A. Kaplan


/s/ James H. Lee              Director                           August 30, 2001
-------------------------
    James H. Lee


/s/ Craig D. Slater           Director                           August 30, 2001
-------------------------
    Craig D. Slater

       SIGNATURE                         TITLE                         DATE
-------------------------     -------------------------------    ---------------


/s/ Michael B. Yanney         Director                           August 30, 2001
-------------------------
    Michael B. Yanney


     Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the Retirement Savings Plan of Forest Oil Corporation) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on August 30, 2001.


                                        RETIREMENT SAVINGS PLAN OF FOREST OIL
                                        CORPORATION

                                        By: The Forest Oil Corporation Employee
                                            Benefits Committee

                                            By: /s/ David H. Keyte
                                                ----------------------------
                                                Name:  David H. Keyte
                                                Title: Executive Vice President
                                                       and Chief Financial
                                                       Officer

                                  EXHIBIT INDEX


EXHIBIT NO.                               EXHIBIT
-----------    -----------------------------------------------------------------

   4.1 Restated Certificate of Incorporation of Forest Oil Corporation, dated October 14, 1993, incorporated herein by reference to
               Exhibit 3(i) to Form 10-Q for Forest Oil Corporation for the quarter ended September 30, 1993 (File No. 0-4597).

   4.2         Certificate of Amendment of the Restated Certificate of
               Incorporation, dated as of July 20, 1995, incorporated herein by reference to Exhibit 3(i)(a) to Form 10-Q for Forest Oil
               Corporation for the quarter ended June 30, 1995 (File No.
               0-4597).

   4.3 Certificate of Amendment of the Certificate of Incorporation, dated as of July 26, 1995, incorporated herein by reference to
               Exhibit 3(i)(b) to Form 10-Q for Forest Oil Corporation for the quarter ended June 30, 1995 (File No. 0-4597).

   4.4 Certificate of Amendment of the Certificate of Incorporation dated as of January 5, 1996, incorporated herein by reference to
               Exhibit 3(i)(c) to Forest Oil Corporation's Registration
               Statement on Form S-2 (File No. 33-64949).

   4.5 Certificate of Amendment of the Certificate of Incorporation dated as of December 7, 2000, incorporated herein by reference to
               Exhibit 3(i)(d) to Form 10-K for Forest Oil Corporation for the year ended December 31, 2000 (File No. 001-13515).

   4.6         Restated Bylaws of Forest Oil Corporation dated as of February
               14, 2001, incorporated herein by reference to Exhibit 3(ii) to Form 10-K for Forest Oil Corporation for the year ended December
               31, 2000 (File No. 001-13515).

   4.7         Rights Agreement between Forest Oil Corporation and Mellon
               Securities Trust Company, as Rights Agent dated as of October 14,
               1993, incorporated herein by reference to Exhibit 4.3 to Form
               10-Q for Forest Oil Corporation for the quarter ended September
               30, 1993 (File No. 0-4597).

   4.8 Amendment No. 1, dated as of July 27, 1995, to Rights Agreement dated as of October 14, 1993 between Forest Oil Corporation and
               Mellon Securities Trust Company, incorporated herein by reference to Exhibit 99.5 of Form 8-K for Forest Oil Corporation dated
               October 11, 1995 (File No. 0-4597).

   4.9 Amendment No. 2, dated as of June 25, 1998, to Rights Agreement, dated as of October 14, 1993, between Forest Oil Corporation and
               Mellon Securities Trust Company, incorporated herein by reference to Exhibit 99.1 to Form 8-K for Forest Oil Corporation, dated
               June 25, 1998 (File No. 001-13515).

   4.10        Amendment No. 3, dated as of September 1, 1998, to Rights
               Agreement, dated as of October 14, 1993, between Forest Oil
               Corporation and Mellon Securities Trust Company, incorporated herein by reference to Exhibit 4.13 to Forest Oil Corporation
               Registration Statement on Form S-4, dated November 6, 2000 (File
               No. 333-49376).

   4.11 Amendment No. 4, dated as of July 10, 2000, to Rights Agreement, dated as of October 14, 1993, between Forest Oil Corporation and
               Mellon Securities Trust Company, incorporated herein by reference to Exhibit 4.14 to Forest Oil Corporation Registration Statement on Form S-4, dated November 6, 2000 (File No. 333-49376).

   4.12* Retirement Savings Plan of Forest Oil Corporation, amended and restated as of August 1, 2001.

   4.13* The Schwabplan(R) Directed Employee Benefit Trust Agreement dated as of July 23, 2001 between Forest Oil Corporation and The
               Charles Schwab Trust Company, as Trustee.

   5.1** Opinion of Vinson & Elkins L.L.P., relating to the legality of the Common Stock, par value $.10 per share, of Forest Oil
               Corporation registered pursuant hereto.

EXHIBIT NO.                               EXHIBIT
-----------    -----------------------------------------------------------------
   23.1**      Consent of KPMG LLP

   23.2**      Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)

   24.1* Powers of Attorney (included on the original signature pages hereof)

-------------------

*   Filed herewith.
** Previously filed.